J.P. MORGAN MUNCIPAL BOND FUNDS

JPMorgan High Yield Municipal Fund

(the “Fund”)

(a series of JPMorgan Trust I)

(All Share Classes)

Supplement dated March 3, 2020

to the Summary Prospectuses, Prospectuses and Statement of Additional Information

dated July 1, 2019, as supplemented

Portfolio Manager Retirement. Jennifer Tabak has announced her retirement from J.P. Morgan Investment Management Inc. effective at the end of April. Ms. Tabak will continue to serve on the portfolio management team of the Fund until April 1, 2020.

Effective April 1, 2020, the following changes will be made to each Summary Prospectus and/or Prospectus:

The portfolio manager information in the “Risk/Return Summary — Management” section will be deleted in its entirety and replaced with the following:

Management

J.P. Morgan Investment Management Inc. (the adviser)

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Wayne Godlin	2018	Managing Director
Richard Taormina	2007	Managing Director
Kevin M. Ellis	2018	Managing Director

“The Fund’s Management and Administration — The Portfolio Managers — JPMorgan High Yield Municipal Fund” section of the Prospectus will be deleted in its entirety and replaced with the following:

JPMorgan High Yield Municipal Fund. An employee since 2018, Wayne Godlin, Managing Director, is a senior portfolio manager for the Municipal and Tax Aware Strategies team focusing on high yield municipal bonds and is the lead portfolio manager responsible for the day-to-day management of the Fund’s investments. Mr. Godlin has over thirty years of municipal bond market experience in both credit analysis and portfolio management, with a focus on analyzing and managing high yield municipal bond portfolios. Previously, Mr. Godlin was a Consultant, evaluating client municipal bond portfolios, at Herbert J. Sims & Co. from 2017 to 2018 and a senior portfolio manager and a member of the Investment Policy Committee at AllianceBernstein Asset Management from 2009 to 2016. Richard Taormina, Managing Director, is a portfolio manager in the Municipal and Tax Aware Fixed Income Group and is responsible for overseeing the Fund’s investments in taxable and tax-exempt securities. An employee since 1997, Mr. Taormina is responsible for managing municipal mutual funds, institutional fixed income accounts, and quantitative analysis. Mr. Ellis, CFA charterholder and Managing Director, is a portfolio manager in the U.S. Fixed Income Group. An employee of JPMIM and/or its affiliates since May 2003, he is responsible for managing separate accounts in the Municipal Bond Group.

In addition, effective April 1, 2020, all references to Jennifer Tabak will be removed from the Statement of Additional Information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE SUMMARY PROSPECTUSES, PROSPECTUSES AND STATEMENT OF ADDITIONAL

INFORMATION FOR FUTURE REFERENCE

SUP-HYM-320